Supplement dated January 19, 2016
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Global Unconstrained Bond Fund	6/30/2015
Effective on or about February 1, 2016, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew Cobon	Portfolio Manager	Lead manager	February 2016
Jim Cielinski	Portfolio Manager and Global Head of Fixed Income	Co-manager	June 2015
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	June 2015
The rest of the section remains the same.
Effective on or about February 1, 2016, the information under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew Cobon	Portfolio Manager	Lead manager	February 2016
Jim Cielinski	Portfolio Manager and Global Head of Fixed Income	Co-manager	June 2015
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	June 2015
Mr. Cobon joined Threadneedle, a Participating Affiliate, in 2011 as a fund manager. Prior to joining Threadneedle, he was the global head of currency fund management at Aberdeen Asset Management/Deutche Asset Management from 2001 to 2011. Mr. Cobon began his investment career in 1996 and earned a B.S. in Economics from the University of Warwick (U.K.).
Mr. Cielinski joined Threadneedle, a Participating Affiliate, in 2010 as Head of Fixed Income. Prior to joining Threadneedle, Mr. Cielinski was Head of Global Credit – Investment Grade at Goldman Sachs. Mr. Cielinski began his investment career in 1983 and earned a B.S. in Finance from the University of Utah and an M.B.A. from New York University.
Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. from University of Minnesota, Carlson School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP267_10_001_(01/16)